UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 —————————————————————— SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 —————————————————————— Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12 TD SYNNEX CORPORATION —————————————————————————————— (Name of Registrant as Specified In Its Charter) —————————————————————————————— (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Vote in Person at the Meeting* March 25, 2026 1:00 PM PT The offices of the Company 44201 Nobel Drive Fremont, CA 94538 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # TD SYNNEX CORPORATION 44201 NOBEL DRIVE FREMONT, CA 94538 TD SYNNEX CORPORATION 2026 Annual Meeting Vote by March 24, 2026 11:59 PM ET You invested in TD SYNNEX CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on March 25, 2026. Get informed before you vote View the Proxy Statement, Annual Report and CEO Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 11, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Ann Vezina For 1b. Patrick Zammit For 1c. Kathleen Crusco For 1d. Ting Herh For 1e. Richard Hume For 1f. Kenneth Lamneck For 1g. Nayaki Nayyar For 1h. Dennis Polk For 1i. Claude Pumilia For 1j. Merline Saintil For 2. An advisory vote to approve our Executive Compensation For 3. Ratification of the appointment of KPMG LLP as our independent registered public accountants For 4. Charter amendment to permit stockholders owning at least 25% of our common stock to call a special meeting of stockholders For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.